EATON VANCE EQUITY ASSET ALLOCATION FUND Supplement to Prospectus dated May 1, 2011 and Summary Prospectus dated May 1, 2011

Effective after the close of business on October 21,
2011, shares of the Fund will no longer be available
for purchase or exchange, subject to limited
exceptions for certain retirement plans. The Fund is
expected to be liquidated on or about December 21,
2011.

October 17, 2011	5398-10/11 EQAAPS